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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JULY 14, 2003

                           EXACT SCIENCES CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

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
      000-32179                          02-0478229
(Commission File Number)       (IRS Employer Identification No.)

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
100 CAMPUS DRIVE, MARLBOROUGH MASSACHUSETTS       01752
(Address of Principal Executive Offices)         (Zip Code)
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Registrant's telephone number, including area code: (508) 683-1200

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ITEM 9. REGULATION FD DISCLOSURE

On July 14, 2003, EXACT Sciences Corporation issued a press release, a copy of which is being filed as Exhibit 99.1 to this Current Report on Form 8-K, such press release being incorporated herein by reference. The preliminary data, based on only a small number of samples, suggests that the EffiPure technology disclosed in the attached press release may enable an increase in sensitivity of between 10-15% in the Company's PreGen-Plus assay.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EXACT Sciences Corporation

July 15, 2003                            By: /s/ John A. McCarthy, Jr.
                                             ----------------------------------
                                             John A. McCarthy, Jr.
                                             Executive Vice President, Chief
                                             Operating Officer, Chief Financial
                                             Officer and Treasurer

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                                  EXHIBIT INDEX
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EXHIBIT NUMBER    DESCRIPTION
99.1              Press Release dated July 14, 2003.
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